SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2007

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

331 East Evelyn Avenue

Mountain View, CA 94041

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 962-4000

Check the appropriate box below if the form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 20, 2007, Conceptus, Inc. (the “Company”) entered into an Amended and Restated Preferred Shares Rights Agreement (the “Amended Rights Plan”) with Mellon Investor Services LLC ( “Mellon”), which amends the terms of the Preferred Shares Rights Agreement, dated February 26, 1997, between the Company and Mellon (the “Prior Rights Plan”) that would have expired on February 26, 2007.  The Amended Rights Plan (i) extends the term of the Prior Rights Plan to February 26, 2012, (ii) increases the exercise price of the Series A Preferred Stock from $80 to $135 per share, and (iii) removes provisions concerning “Continuing Directors.”  The Company’s independent directors plan to review the Amended Rights Plan annually. A copy of the Amended Rights Plan is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

On December 1, 2006, Mark Sieczkarek, President and Chief Executive Officer of the Company entered into a Rule 10b5-1 trading plan (the “Plan”) with a broker to sell shares of the Company that he owns or which may be acquired.

Mr.  Sieczkarek entered into the Plan as part of his personal long-term investment strategy for asset diversification and liquidity and will have no control over the timing of the sales of shares under the Plan. The Plan specifies the number of shares that may be sold periodically at various pre-determined prices (“limit orders”). Pursuant to the Plan entered into by Mr. Sieczkarek, a maximum of 100,000 ordinary shares may be sold based on limit orders beginning December 15, 2006  until the Plan terminates November 30, 2007.

The Plan is intended to comply with Rule 10b5—1 of the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Rule 10b5—1 allows corporate insiders to establish pre-arranged written stock trading plans at a time when the insider is not aware of material, non-public information. Subsequent receipt by the insider of material, non-public information will not prevent pre-arranged transactions under the Rule 10b5—1 plan from being executed.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits

Exhibit No.	Description
1.1	Amended and Restated Preferred Shares Rights Agreement, dated February 20, 2007, by and between Conceptus, Inc. and Mellon Investor Services LLC.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC.
(Registrant)

By:	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Executive Vice President, Treasurer
and Chief Financial Officer

Dated:  February 22, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amended and Restated Preferred Shares Rights Agreement, dated February 20, 2007, by and between Conceptus, Inc. and Mellon Investor Services LLC.